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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 27, 2006

                        AMERICAN PHYSICIANS CAPITAL, INC.
               (Exact Name of Registrant as Specified in Charter)

            Michigan                   000-32057              38-3543910
  (State or Other Jurisdiction        (Commission           (IRS Employer
        of Incorporation)             File Number)        Identification No.)

             1301 North Hagadorn Road, East Lansing, Michigan 48823
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (517) 351-1150

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

On April 27, 2006, American Physicians Capital, Inc. issued a press release announcing its financial results for the three months ended March 31, 2006 and certain other information, which was attached to a Form 8-K furnished to the SEC on that date. The Company recently discovered that, due to an error by the service provider it used to submit the Form 8-K to the SEC, a draft version of the release was inadvertently attached as Exhibit 99 to the Form 8-K rather than the final version of the release issued through PR Newswire and posted on the Company's investor relations website. The April 27, 2006 Form 8-K is being amended hereby to include the final version of the release. There are no changes in any of the Company's financial results reflected in the attached final version of the release from the draft version of the release attached as
Exhibit 99 to the April 27, 2006 Form 8-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits

Exhibit No.    Description
-----------    -----------------------------------------------
99             Press Release, dated April 27, 2006 (corrected)

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 13, 2006                        AMERICAN PHYSICIANS CAPITAL, INC.


                                     By:  /s/ R. Kevin Clinton
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                                          R. Kevin Clinton
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description
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99             Press Release, dated April 27, 2006 (corrected)